EXTENSION AGREEMENT
                        RE: LEASE DATED FEBRUARY _, 1995
                      BENDELL REALTY, L.L.C., LANDLORD and
                MAJOR CHRYSLER PLYMOUTH JEEP EAGLE, INC., TENANT

      PREMISES: 34-20 45TH Street, L.I.C., NY

            WHEREAS, LANDLORD and TENANT acknowledge that the above lease by and between BENDELL REALTY, L.L.C., LANDLORD and MAJOR CHRYSLER PLYMOUTH JEEP EAGLE, INC., TENANT is in full force and effect (the "Lease"); and

            WHEREAS, the Lease had a stated termination date of December 31, 1995; and

            WHEREAS, thereafter, by Extension Agreement dated May 29, 1996, the termination date was extended to December 31, 1996; and

            WHEREAS, LANDLORD and TENANT desire'to further extend the Lease to December 31, 1997;

            NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration receipt whereof is hereby acknowledged, the parties agree as follows:

            1. The Lease termination date is modified to December 31, 1997.

            2. Except as modified herein, the Lease remains in full force and effect.

Dated: August 14, 1997

                                      BRUCE BENDELL and HAROLD BENDELL, LANDLORD


                                      BY: /s/ Bruce Bendell
                                          ---------------------------------
                                                   BRUCE BENDELL


                                      BY: /s/ Harold Bendell
                                          ---------------------------------
                                                 HAROLD BENDELL

MAJOR DODGE, INC. (formerly known as MAJOR CHRYSLER-PLYMOUTH, INC.), TENANT


BY: /s/ Bruce Bendell
    ----------------------------------
           BRUCE BENDELL